Balance Sheet Impact of Net Unrealized Gains on Securities	12 Months Ended
Dec. 31, 2017
Investments, Debt and Equity Securities [Abstract]
Balance Sheet Impact of Net Unrealized Gains on Securities
Balance Sheet Impact of Net Unrealized Gains on Securities

In addition to adjusting fixed maturity securities and equity securities classified as “available for sale” to fair value, GAAP requires that deferred policy acquisition costs and certain other balance sheet amounts related to annuity and life businesses be adjusted to the extent that unrealized gains and losses from securities would result in adjustments to those balances had the unrealized gains or losses actually been realized. The following table shows (in millions) the components of the net unrealized gains (losses) on securities that is included in AOCI in GALIC’s Balance Sheet.

	Asset (Liability) before Net Unrealized	Impact of Net Unrealized Gains on Securities	Carrying Value of Asset (Liability)
December 31, 2017
Fixed maturities	$30,058	$1,165	$31,223
Equity securities (*)	479	114	593
Deferred policy acquisition costs	1,376	(433)	943
Annuity benefits accumulated	(33,179)	(137)	(33,316)
Unearned revenue (included in other liabilities)	(33)	13	(20)
Net unrealized gain, pretax		722
Deferred tax on unrealized gain		(152)
Net unrealized gain, after tax (included in AOCI)		$570

December 31, 2016
Fixed maturities	$27,310	$710	$28,020
Equity securities (*)	447	48	495
Deferred policy acquisition costs	1,270	(273)	997
Annuity benefits accumulated	(29,829)	(78)	(29,907)
Unearned revenue (included in other liabilities)	(36)	13	(23)
Net unrealized gain, pretax		420
Deferred tax on unrealized gain		(147)
Net unrealized gain, after tax (included in AOCI)		$273

(*)
As discussed in Note A — “Accounting Policies — Investments,” effective January 1, 2018, all equity securities currently classified as “available for sale” will be required to be carried at fair value through net earnings instead of AOCI.